EXHIBIT 99.1


          Dell Reports Preliminary Revenue of $14.6 Billion;
               Preliminary Earnings Per Share of $0.34

    Company Transformation to Develop, Deliver Long-Term Technology
                   Solutions for Customers Under Way


    ROUND ROCK, Texas--(BUSINESS WIRE)--May 31, 2007--Dell
(NASDAQ:DELL) reported preliminary results for the first quarter of fiscal year 2008, with revenue of $14.6 billion, operating income of $947 million and earnings per share of $0.34.

    In the quarter, gross and operating income margins were positively affected by a favorable decline in component costs. In addition, a focus on more richly configured customer solutions and a better mix of products and services yielded significantly higher average selling prices and a better balance of profitability and revenue growth. In the quarter, the company incurred approximately $46 million, or $0.02 per share, in costs associated with the ongoing investigations into certain accounting and financial reporting matters.

    "Our strategic intent is to simplify information technology for our customers by removing cost and complexity," said Chairman and CEO Michael Dell. "No other company is as well positioned to unlock value for our customers - empowering them to implement simpler and smarter technology solutions."

    End-to-End Transformation

    Dell's first-quarter performance demonstrates early progress the company is making in its systematic effort to restore competitiveness to the core business, re-ignite growth, and build solutions critical to customer needs. As part of this transformation, over the past two quarters Dell has:

    -- Restructured the senior leadership team to enhance accountability, bring clarity to the company's transformation strategy and move decision-making closer to the customer.

    -- Improved customer satisfaction ratings through increased investment in technical support resources like Dell Support Center and DellConnect. These investments helped the company achieve a 66 percent decrease in the number of times customers are transferred before their issue or question is resolved.

    -- Strengthened the foundation for renewed growth in established and emerging regions through innovative products tailored to specific customer needs such as the EC280 system introduced for China, and new manufacturing and development facilities in high-growth regions like Brazil.

    -- Globalized the services business around a strategy of embedding supportability and serviceability into hardware, simplifying and standardizing service options and delivery, and enhancing remote monitoring and resolution capability to minimize IT infrastructure costs for customers.

    -- Initiated a comprehensive review of costs across all processes and organizations from product development and procurement through service and support delivery with the goal to simplify structure, eliminate redundancies and better align operating expenses with the current business environment and strategic growth opportunities. As a part of this overall effort, Dell will reduce headcount by approximately 10 percent over the next 12 months. The reductions will vary across geographic regions, customer segments, and functions, and will reflect business considerations as well as local legal requirements.

    "While reductions in headcount are always difficult for a company, we know these actions are critical to our ability to deliver unprecedented value to our customers now and in the future," Mr. Dell said.

    Higher Average Selling Prices Contribute to Better Revenue

    The company took deliberate actions to concentrate on solutions sales, realign pricing and drive a better mix of products and services in the quarter. While these actions slowed overall unit growth, a 14 percent year-on-year improvement in average selling prices contributed to improved gross margins, revenue growth of three percent and operating margins of 6.5 percent. Cash and marketable securities were down $200 million sequentially to $12.3 billion, driven largely by a reduction in accounts payables levels and a more linear level of business activity in the quarter. Going forward, the company believes its ability to generate cash flow on an annual basis will continue to be strong.

    Focus on More Richly Configured Customer Solutions Drives Growth in Enterprise

    In the first quarter, server revenue led the enterprise with growth of 19 percent year on year to $1.6 billion. For Q1, Dell was again No. 1 in the United States in units shipped at 33.3 percent. Storage revenues were up 13 percent year on year to $0.5 billion. Revenue from mobility products increased seven percent to $4.0 billion while desktop revenues of $4.9 billion were down six percent year on year. Enhanced services delivered $1.3 billion in revenues and software and peripherals revenue increased six percent year on year to $2.3 billion.

    In both products and services, Dell will introduce new standards-based technologies, while reducing the complexity and cost involved in implementing solutions and maintaining a secure and stable infrastructure. Dell is demonstrating its renewed focus through initiatives like the recently formed Dell Data Center Solutions Division, which is delivering Dell's Cloud Computing service and design model that allows customers to optimize their IT infrastructure based on their specific needs.

    Dell is also committed to delivering innovative solutions and design to the client space by shortening product refresh cycles and delivering robust systems with the latest technologies and leading-edge industrial design. For example, the company was one of the first to introduce flash-based, solid state drives (SSD) to its portfolio as an alternative to hard disk drives on corporate notebooks. SSDs, which have no moving parts, bring a new level of reliability, performance and noise reduction to customers seeking the best in mobility performance.

    Company Outlook

    While progress in the first quarter was encouraging, the company is focused on transformational efforts aimed at IT simplification that are designed to yield more robust and targeted customer solutions, superior customer experience, and expanded growth opportunities in the coming years. These efforts may cause short-term fluctuations in operating performance, but the company believes they will produce a more optimal and sustainable balance of growth, profitability and liquidity in the long-term, driving sustainable returns for shareholders. In the second quarter, operating margins will be under pressure sequentially as the company enters the seasonally slower quarter with elevated operating expenses and additional costs related to the ongoing investigations. In addition, results for the year could be affected by additional transformational actions, changing competitive dynamics, a more aggressive pricing environment and higher component costs in the second half of the year.

    Investigation Update

    As previously announced, the Audit Committee of the company's Board of Directors is conducting an independent investigation into certain accounting and financial reporting matters. As a part of the final phases of the investigation, the Audit Committee is in the process of reviewing each of the identified accounting errors and the proposed correcting adjustments. Upon completion of that review, the Audit Committee will evaluate the impact and nature of the errors to determine whether a restatement of any previously issued financial statements will be required. To date, the Audit Committee has not determined whether any restatements will be required, or whether any identified control deficiencies constitute material weaknesses.

    "We are continuing to move toward the conclusion of our investigation," said Thomas W. Luce III, chairman of the Audit Committee. "We are working closely with management and our independent auditors to assess the accounting errors and control deficiencies that have been identified, and have met and will be meeting further, with the SEC to provide updates on the status of the investigation. Although this process has taken us longer than we would have liked, it is important to commit the time and resources required to ensure a thorough and comprehensive review and resolution of all identified issues and the implementation of appropriate remedial measures."

    Management continues to be committed to resolving the issues raised in connection with the investigation, and regaining compliance with all SEC filing requirements and all NASDAQ listing requirements, as soon as possible.

    Additional information about the investigations, as well as information about related private litigation, can be found in the Current Report on Form 8-K filed with the SEC concurrent with the issuance of this press release.

    Preliminary Results Subject to Change

    Due to the questions raised in connection with the Audit Committee investigation, the company has not filed the Form 10-Q for the second quarter of fiscal 2007 (ended August 4, 2006), the Form 10-Q for the third quarter of fiscal 2007 (ended November 3, 2006), or the Form 10-K for fiscal 2007 (ended February 2, 2007). As a result, all financial results described in this press release, as well as the previously announced financial results for the second, third and fourth quarters of fiscal 2007, should be considered preliminary, and are subject to change to reflect any necessary corrections or adjustments, or changes in accounting estimates, that are identified prior to the time the company is in a position to complete these filings. In addition, the preliminary results for the second, third and fourth quarters of fiscal 2007 and the first quarter of fiscal 2008 could be affected by any restatements of prior period financial statements that are required as a result of any conclusions reached by the investigations. As stated above, no determination has been made as to whether restatements of prior period financial statements will be required.

    The company is not currently able to predict the extent or significance of any such changes, and those changes could materially affect the preliminary results reported herein, as well as the previously announced results for the second, third and fourth quarters of fiscal 2007. The company is working diligently to file the quarterly reports for the second and third quarters of fiscal 2007, as well as the annual report for fiscal 2007, as soon as possible.

    NASDAQ Listing Update

    On May 4, 2007, the company submitted information regarding the status and certain preliminary results of the Audit Committee investigation to the NASDAQ Listing and Hearing Review Council, and requested the Council to extend the company's conditional listing while it works to regain compliance with NASDAQ's listing requirements.

    Annual Meeting Update

    Due to the delay in filing the annual report on Form 10-K for fiscal 2007, the company has decided to reschedule its annual meeting for stockholders, which was originally scheduled for July 20. Details for the meeting will be announced publicly as soon as they are available and will be distributed to stockholders in the notice of meeting included in the proxy materials.

    About Dell

    Dell Inc. (NASDAQ:DELL) listens to customers and delivers innovative technology and services they trust and value. Uniquely enabled by its direct business model, Dell is a leading global systems and services company and No. 34 on the Fortune 500. For more information, visit www.dell.com, or to communicate directly with Dell via a variety of online channels, go to www.dell.com/conversations. To get Dell news direct, visit www.dell.com/RSS.

    Special Note

    Statements in this press release that relate to future results and events (including statements about Dell's preliminary and expected future financial and operating performance) are forward-looking statements based on Dell's current expectations. Actual results may differ materially from those estimated in these forward-looking statements because of a number of risks and uncertainties, including: general economic, business and industry conditions; the level and intensity of competition in the technology industry and the pricing pressures that have resulted; the outcome of the ongoing investigations into certain accounting and financial reporting matters that could result in management's determination that restatements of the company's prior period financial statements are required, or management's conclusion that there is a material weakness in the company's internal controls over financial reporting and that disclosure controls and procedures are not effective; Dell's failure to meet NASDAQ requirements for continued listing as a result of its delinquent periodic report filings; litigation and governmental investigations or proceedings arising out of or related to accounting and financial reporting matters, or any restatement of Dell's financial statements; local economic and labor conditions, political instability, unexpected regulatory changes, trade protection measures, tax laws, copyright levies and fluctuations in foreign currency exchange rates; the ability to accurately predict product, customer and geographic sales mix; the ability to timely and effectively manage periodic product transitions; reliance on third-party suppliers for product components, including dependence on several single-source supplier relationships; the ability to effectively manage operating costs; the ability to attract and retain qualified personnel; the level of demand for the products and services Dell offers; the ability to manage inventory levels to minimize excess inventory, declining inventory values and obsolescence; and the effect of armed hostilities, terrorism, natural disasters and public health issues on the economy generally, on the level of demand for Dell's products and services and on Dell's ability to manage its supply and delivery logistics in such an environment. Additional discussion of these and other factors affecting Dell's business and prospects is contained in Dell's periodic filings with the Securities and Exchange Commission.


                              DELL INC.
  Condensed Consolidated Statement of Income and Related Financial
                  Highlights - PRELIMINARY (see Note)
      (in millions, except per share data or as otherwise noted)
                             (unaudited)

                                                    Three Months Ended
                                                          May 4,
                                                           2007
                                                    ------------------

Net revenue                                                   $14,622
Cost of revenue                                                11,777
                                                    ------------------
  Gross margin                                                  2,845
  Total operating expenses                                      1,898
                                                    ------------------
  Operating income                                                947
Investment and other income, net                                   82
                                                    ------------------
Income before income taxes                                      1,029
Income tax provision                                              270
                                                    ------------------
  Net income                                                     $759
                                                    ==================

Earnings per common share:
  Basic                                                         $0.34
                                                    ==================
  Diluted                                                       $0.34
                                                    ==================

Weighted average shares outstanding:
  Basic                                                         2,234
  Diluted                                                       2,254

Percentage of Total Net Revenue:
---------------------------------------------------
Gross margin                                                     19.5%
Operating expenses                                               13.0%
Operating income                                                  6.5%
Income before income taxes                                        7.0%
Net income                                                        5.2%
Income tax rate                                                  26.3%

Net Revenue by Geographic Region (in billions):
---------------------------------------------------
Americas                                                         $8.9
Europe                                                            3.7
Asia Pacific - Japan                                              2.0

Percentage of Total Net Revenue:
---------------------------------------------------
Americas                                                           61%
Europe                                                             26%
Asia Pacific - Japan                                               13%

Net Revenue by Product Category (in billions):
---------------------------------------------------
Desktop PCs                                                      $4.9
Mobility                                                          4.0
Servers and Networking                                            1.6
Storage                                                           0.5
Enhanced Services                                                 1.3
Software and Peripherals                                          2.3

Percentage of Total Net Revenue:
---------------------------------------------------
Desktop PCs                                                        33%
Mobility                                                           27%
Servers and Networking                                             11%
Storage                                                             4%
Enhanced Services                                                   9%
Software and Peripherals                                           16%


Note: These preliminary results are subject to change to reflect any necessary corrections or adjustments, or changes in accounting estimates, that are identified prior to the time Dell's financial statements for the second, third and fourth quarters of fiscal 2007 and first quarter of fiscal 2008 are finalized. In addition, these preliminary results could be affected by any restatements of prior period financial statements that are required as a result of conclusions reached by the ongoing investigations concerning certain accounting and financial reporting matters being conducted by Dell's Audit Committee and the Securities and Exchange Commission. See "Investigation Update" and "Preliminary Results Subject to Change" in the accompanying press release.


                              DELL INC.
      Financial Highlights -- Continued - PRELIMINARY (see Note)
                             (unaudited)


                                                              May 4,
                                                               2007
                                                            ----------

Other Information:
-----------------------------------------------------------
Regular headcount                                              82,800
Temporary headcount                                             5,300
                                                            ----------
   Total (1)                                                   88,100

Average total revenue/unit (approximate)                       $1,620
Cash and investments (in billions)                              $12.3
Commercial paper borrowings (in billions)                        $0.1



Note: These preliminary results are subject to change to reflect any necessary corrections or adjustments, or changes in accounting estimates, that are identified prior to the time Dell's financial statements for the second, third and fourth quarters of fiscal 2007 and first quarter of fiscal 2008 are finalized. In addition, these preliminary results could be affected by any restatements of prior period financial statements that are required as a result of conclusions reached by the ongoing investigations concerning certain accounting and financial reporting matters being conducted by Dell's Audit Committee and the Securities and Exchange Commission. See "Investigation Update" and "Preliminary Results Subject to Change" in the accompanying press release.

(1) Previously only regular headcount was reported.


    CONTACT: Dell Inc., Round Rock
             Media Contacts:
             Bob Pearson, 512-728-3256
             bob_pearson@dell.com
             or
             David Frink, 512-728-2678
             david_frink@dell.com
             or
             Investor Contacts:
             Lynn A. Tyson, 512-723-1130
             lynn_tyson@dell.com
             or
             Robert Williams, 512-728-7570
             robert_williams@dell.com